UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2008

Date of reporting period: January 1, 2008-June 30, 2008

Kavilco Incorporated

Semi-Annual Report

June 30, 2008 (unaudited)

ITEM 1.	HIGHLIGHTS FROM AUGUST 2008 NEWSLETTER TO SHAREHOLDERS REGARDING FINANCIAL STATEMENTS.

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only shareholder meetings announcements, portfolio, and financial issues from Kavilco's newsletter are attached to the N-CSRS. Topics not addressed in our filing are Direct Deposit, National Park Service Grant, 2009 KHHF Calendar, Important Reminders About Distributions, and In Kasaan.

35th Annual Meeting of Shareholders
The 35th Annual Shareholders Meeting is scheduled for Saturday, November 8, 2008 at the Best Western Landing Sunny Point Conference Center in Ketchikan, Alaska.

Registration will be from 11:00 a.m. to noon in the Reception Room. The meeting will begin at 1:00 p.m. and end at 3:00 p.m. The primary items of business are the approval of the Company's independent public accountants and the election of Directors. The Directors whose terms expire this year are Jeane Breinig, Ramona Hamar and Marie Miller. Your 2007 Annual Report and Proxy Statement will be mailed in October. Your vote is important!

The Annual Dinner and Auction will be held in the Sunny Point Ballroom at The Landing. Doors will open at 5:30 p.m.

Portfolio
The latest spike in oil prices could hardly have come at a worse time for our economy given the ongoing slide in house prices, a weakening labor market and fragile credit environment. Consumers were already under enormous pressure to retrench, and many industries, especially the auto industry, are facing a growing squeeze on profit margins. To all intents and purposes, the economy is in recession, and the longer that oil prices stay high, the deeper the downturn will be.

There is a major concern that headline inflation will result in the Fed increasing interest rates at the end of the year. The concern is that we will have raging inflation similar to the 1970s precipitated by the wage/price spiral. There are many important differences between now and the 1970s. The labor force is much less unionized, globalization restricts companies’ pricing power (and thus ability to raise wages), and central banks have a better understanding of the inflation process. Also, according to the World Bank, 75% of food inflation, the major driver to our current inflation rate, can be attributed to ethanol production.

The global picture is not much better. Higher oil prices are a global problem and few countries are immune to the effects. Leading economic indicators have weakened in most regions, including the emerging world, suggesting that global activity is facing a period of slower growth.

In the first half of the year the equity market had a $2.3 trillion loss. Lowry’s analysis of Buying Power and Selling Pressure, our primary equity research service, has the widest spread in their 75-year history. Demand is weak or selective which does not indicate a market bottom. Not only is Lowry’s market analysis of the New York Stock Exchange flashing a bear market, but the world equity indices are suffering major losses. With the economic growth mediocre at best, the risks associated with the equity market are tilted decisively to the downside.

The bear market may afford us some investment opportunities. We are looking at Exchange Traded Funds (ETFs) with a dedicated short bias. ETFs are designed to move in the opposite direction of the markets. There are 40 funds under review that are dedicated to short selling stock indices and various market segments.

Our money market yield is hovering around 2.55%. Until the Fed takes further action, which is not anticipated in the near future, we can anticipate our cash yield to remain at this level. Accordingly, the corporate bond strategy is our only recourse to offset the low money market rates.

A Bloomberg article points out that investors are demanding the highest yield in almost six years to own investment-grade corporate bonds. So far this year, we have taken advantage of these yields with $17.4 million in purchases and an average yield of 5.84%. All purchases are in the BBB range which affords higher yields than top rated bonds. Of course, there are more financial risks within the BBB ratings. Investments in corporate bonds are a long process because we are dependent on brokers’ inventory, lengthy research, and favorable fixed income markets. Also, if the 30-year Treasury bond flashes a strong buy based on technical indicators or adverse market conditions we will employ our capital gains strategy.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
For six months ended June 30, 2008 (unaudited)

ASSETS
Investments in securities, at market value (identified cost $33,516,990)	$33,407,963
Real estate at fair value (identified cost $1,054,089)	3,588,815
Cash	283,736
Interest receivable	412,445
Premises and equipment, net	9,742
Prepaid expenses and other assets	23,664

Total assets	37,726,365

LIABILITIES
Accounts payable and accrued expenses	10,687
Dividends payable	79,090

Total liabilities	89,777

NET ASSETS	$37,636,588

Net assets consist of:
Unrealized appreciation (depreciation) on
Investments	$(363,037)
Real estate	2,534,726
Contributed capital	35,464,899

Net assets	$37,636,588

Net asset value per share of Class A and Class B common stock ($37,636,588 divided by 12,000 shares outstanding)	$3,136

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

SCHEDULE OF INVESTMENTS

For six months ended June 30, 2008 (unaudited)

	Principal amount/shares	Market Value
INVESTMENTS IN SECURITIES - 88.8%
Corporate obligations - 58.2%
Communications
Walt Disney Co., 5.800%, due October 28, 2008	290,000	$292,604
Verizon NE Inc., 6.500%, due September 15, 2011	1,000,000	1,027,810
Comcast Corp., 10.625%, due July 15, 2012	1,338,000	1,537,857
GCB Viacom, 4.625%, due May 15, 2018	2,000,000	1,680,620
Consumer, cyclical

Wal-Mart Stores, 6.875%, due August 10, 2009	1,000,000	1,036,760

Tricon Global, 8.875%, due April 15, 2011	1,000,000	1,080,900
Dayton Hudson, 8.600%, due January 15, 2012	100,000	110,667
Home Depot Inc., 5.250%, due December 16, 2013	1,000,000	959,110
Consumer, Non-cyclical

Coca Cola Enterprises, 8.500%, due February 1, 2012	700,000	785,155

Energy
Smith International, 6.750%, due February 15, 2011	500,000	517,910

Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,321,798
XTO Energy Inc., 6.250%, August 1, 2017	1,000,000	1,010,280

Transocean Sedco Forex Inc., 7.375%, due April 15, 2018	1,350,000	1,470,312

Financial

General Electric Capital Corp., 8.500%, due July 24, 2008	1,000,000	1,002,910
Merrill Lynch, 6.375%, due October 15, 2008	1,000,000	999,470
Bear Stearns, 7.625%, due December 7, 2009	1,000,000	1,033,730
Industrial
CSX Corp., 5.500%, due August 1, 2013	964,000	944,170
TYCO Intl Group, 6.000%, due November 15, 2013	1,245,000	1,201,312

Union Pacific Corp., 4.875%, due Janaury 15, 2015	1,000,000	948,210

Technology
Xerox Corporation, 5.500%, due May 15, 2012	2,000,000	1,976,880
Utilities

Dominion Resources, 5.000%, due March 15, 2013	1,000,000	984,080

Total Corporate Obligations (cost $22,168,361)		21,922,547

Common Stock - 0.27%
Computer Software & Services
Microsoft Corp.	3,640	100,136

Total common stock (cost $33,641)		100,136

Short-term investments - 30.3%
Federated Prime Obligation Fund #10
Total short-term investments (cost $11,385,279)	11,385,279	11,385,279

Total investments in securities (identified cost $33,587,281)		$33,408,162

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF OPERATIONS

For six months ended June 30, 2008 (unaudited)

INVESTMENT INCOME
Interest	$381,671
Dividends	302,333

Total investment income	684,004

EXPENSES
Salaries and benefits	144,184
Directors' compensation and expenses	140,650
Legal and accounting	29,825
Custodian	9,079
Insurance expense	32,872
Office and equipment leases	28,102
General and administrative	40,453

Total expenses	425,167

Net investment income	258,837

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	170,593
Net decrease in unrealized depreciation on investments (Note 3)	(363,037)

Total realized and unrealized loss on investments	(192,444)

NET OPERATING INCOME	66,393
OTHER INCOME	54,309

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$120,702

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For six months ended June 30, 2008 (unaudited)

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$258,837
Net realized gain on investments	170,593
Net decrease in unrealized depreciation on investments	(363,037)
Other income	54,309

Net increase in net assets resulting from operations	120,702

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS	(300,000)

Total increase (decrease) in net assets	(179,298)
NET ASSETS
Beginning of year	37,815,886

End of year	$37,636,588

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

NOTES TO THE FINANCIAL STATEMENTS

For the six months ended June 30, 2008 (unaudited)

Note 1. SEC Compliance
The following information discussed in Notes 1 and 2 are required to be conveyed to shareholders pursuant to Section 30 of the Investment Act of 1940.
Board fees: $29,700
Officers' compensation: $110,484

Note 2. Purchases and Sales of Securities
Purchases and sales of securities for the six months ended June 30, 2008 totaled $16,386,189 and $7,150,413 respectively.

Note 3. Unrealized Loss on Investments
Unrealized gain/loss is an accounting adjustment and does not enter into the calculation of dividend payments. The $363,037 unrealized loss is directly related to inflationary pressures and bond investors perception that the Federal Reserve Board will increase short-term interest rates. Increase in interest rates will adversely affect the value of our bond portfolio, but will afford Kavilco an opportunity to invest at higher interest rates.

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSRS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSRS:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President/Chief Executive Officer

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis A. Thompson
Louis A. Thompson
President/Chief Executive Officer

Date: August 11, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: August 11, 2008